================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                                 March 22, 2005
                        (Date of earliest event reported)

                           VESTA INSURANCE GROUP, INC.
             (Exact name of registrant as specified in its charter)

                      Delaware                         63-1097283
          (State or other jurisdiction of           (I.R.S. Employer
           incorporation or organization)          Identification No.)

                     3760 River Run Drive
                     Birmingham, Alabama                       35243
           (Address of principal executive offices)         (Zip Code)

                                 (205) 970-7000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01.  REGULATION FD DISCLOSURE.

On March 22, 2005 the Registrant issued a press release announcing that it intends to sell approximately 3.0 million shares of Affirmative common stock. A copy of this press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                (c) Attached hereto as Exhibit 99.1 is a copy of Vesta Insurance Group's's press release.

                      99.1    Press Release, dated March 22, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of March 22, 2005.

                                              VESTA INSURANCE GROUP, INC.

                                              By:  /s/ Donald W. Thornton
                                                   -----------------------------
                                              Its: Senior Vice President --
                                                   General Counsel and Secretary